CONFORMED COPY

 Amendment to Separation Agreement

This Amendment to Separation Agreement (the “Amendment”) is made and entered into this 29th day of June, 2009 by and between Petroleum Development Corporation, a Nevada Corporation (the “Company”) and Eric R. Stearns (“Stearns”) (collectively, the “Parties”).

WHEREAS, the Parties executed a Separation Agreement on May 19, 2009;

WHEREAS, the Separation Agreement  provides that Exhibit B thereto is to be amended to identify the fourteen thousand five hundred (14,500) Shares of Restricted Stock of the Company listed on such Exhibit which vest pursuant to the Separation Agreement;

WHEREAS, the Parties desire to amend Exhibit B by this Amendment which also serves to clarify that (i) eight thousand forty-five (8,045) unexercised Options were forfeited (ii) sixteen thousand three hundred seventy-five (16,375) Shares of Restricted Stock were forfeited and (iii) twenty one thousand two hundred sixty three (21,263) Performance Shares were forfeited;

NOW THEREFORE, in consideration of the premises and mutual covenants and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the parties hereto, intending to be legally bound, agree to amend Exhibit B of the Separation Agreement to read as follows:

EXHIBIT B

EQUITY COMPENSATION

AWARDS OUTSTANDING AS OF MAY 19, 2009

			Shares
						Accelerated	Total Shares
						Pursuant to	Vested and
				Vested	Unvested	Original	Outstanding
	Original	Ending	Original	As of	As of	Terms of	as of
Award Type	Grant Date	Vest Date	Award	5/19/2009	5/19/2009	Award	6/18/2009

Options	3/16/2006	3/16/2010	4,375	3,281	1,094	1,094	4,375
	12/13/2004	12/13/2008	3,670	3,670	-	-	3,670
			8,045	6,951	1,094	1,094	8,045

Restricted Stock	3/4/2009	3/4/2013	16,101	-	16,101	16,101	16,101
	3/7/2008	1/1/2013	8,921	1,784	7,137	7,137	7,137
	3/7/2008	3/7/2012	4,384	1,096	3,288	3,288	3,288
	2/20/2007	2/20/2011	5,976	2,988	2,988	2,988	2,988
	3/16/2006	3/16/2010	5,441	4,080	1,361	1,361	1,361
			40,823	9,948	30,875	30,875	30,875

Performance Shares (1)	3/4/2009	12/31/2011	7,179	-	7,179	-	-
	3/7/2008	12/31/2010	7,189	-	7,189	-	-
	2/20/2007	12/31/2009	6,895	-	6,895	-	-
			21,263	-	21,263	-	-

			70,131	16,899	53,232
Total shares vested and outstanding							38,920

Unexercised options forfeited							(8,045)
Restricted shares forfeited							(16,375)

Total shares issued							14,500

(1) Forfeited pursuant to section 4(a)(5) of the Separation Agreement dated May 19, 2009.

IN WITNESS WHEREOF, the Company and Stearns have duly executed this Separation Agreement as of the date first above written.

Petroleum Development Corporation

By:	/s/ Daniel W. Amidon	/s/ Eric R. Stearns
Eric R. Stearns